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                                  EXHIBIT 23.1


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 12, 1998, included in Aureal Semiconductor Inc.'s Form 10-K/A for the year ended December 28, 1997, and to all references to our Firm included in this registration statement.




                                             ARTHUR ANDERSEN LLP
                                             ARTHUR ANDERSEN LLP

San Jose, California
July 1, 1998